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                                                              EXHIBIT 10(iv)



                  AGREEMENT FOR INFORMATION MANAGEMENT SERVICES

                                     BETWEEN

                      THE AETNA CASUAL AND SURETY COMPANY,
                         AETNA TECHNICAL SERVICES, INC.

                                       AND

                                CORPORATE SYSTEMS




                             AGREEMENT NO.
                                          ---------

                             DATED
                                 -------------------


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Agreement For Information Management Services                            Page 2


                         AGREEMENT FOR COMPUTER SERVICES

THIS AGREEMENT FOR INFORMATION MANAGEMENT SERVICES (hereinafter referred to as
"Agreement") entered into as of the      day of        and between Corporate
Systems, a Texas Limited Partnership, P.O. Box 31780, Amarillo, Texas 79120 (hereinafter "CS") and The AEtna Casualty and Surety Company, and AEtna Technical Services, Inc. (the later two entities are hereinafter referred to as "AEtna)

                                   WITNESSETH:
In consideration of the mutual covenants set forth herein, the parties here agree as follows:

1. DESCRIPTION OF PROPERTY AND SERVICES

          Corporate Systems (CS) shall provide computer property, communication lines and access to program libraries and data files to operate an information management service for AEtna's National Accounts Department. CS program libraries and data files available for information management service use are set forth in current publications, documentation and supplemental product announcements.

          AEtna shall own all property rights of the data contained in the services included in this Agreement. CS employees, officers, partners, or customers may not use AEtna data for any purpose without the specific written consent of AEtna.

          At the discretion of AEtna, other customer reporting and internal information management services may be implemented under this Agreement.

2. CONTRACT TERMS AND RENEWAL OPTIONS

     2.1  Term of Contract

          The initial term of this Agreement (the "initial Term") shall
          AEtna shall have an option to renew this Agreement under the same
          terms and conditions set forth herein           (the "Option Terms")
          by giving CS at least          notice prior to the end of the Initial
          Term, or the first Option Term.

     2.2  Adjustment in Software and Management Fee

          Software and Management fees as defined in Section 3.2.1E may be
          increased by CS at the end of the        Agreement and  (a)   or the


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Agreement For Information Management Services                            Page 3

     Increases or decreases to Software and Management fees may be proposed in writing by either AEtna or CS up to sixty (60) days prior to the next fee adjustment date to become effective on the next yearly anniversary date. Both AEtna and CS shall negotiate such proposals in good faith. Failure to reach agreement on a proposal to increase or decrease fees within sixty (60) days of the delivery of the proposal shall not invalidate or terminate this Agreement and the software and management fee then in effect shall remain in effect for the succeeding year.

3. FINANCIAL CONSIDERATIONS

3.1  Program Fee - Information Management Service

     Selected modules of CS on line and batch programs shall be designated by AEtna for modification to fit AEtna data file requirements in the operation of the information management service. A program fee to utilize these programs for the term of the Agreement, and renewals thereof,


     3.2  Service Operations And Report Production Costs

     CS and AEtna will agree upon a costing arrangement which will allow flexibility in budgeting and funding operating expenses while allowing CS to recover direct and indirect costs of operating the information management service in accordance with the budget as annually approved by AEtna.

     3.2.1     Direct and Indirect Expense Definitions

               A. DIRECT EXPENSE
















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Agreement For Information Management Services                            Page 4

               Travel Expense: Reasonable and verified actual cost for AEtna approved travel.

               Supplies & Miscellaneous: Reasonable and verified actual cost for office supplies and equipment and other miscellaneous expenses directly used in performance of work for AEtna.

               Telephone: Reasonable and verified long-distance charges for calls in performance of work for AEtna.

          B. ALLOCATED EXPENSE

               Allocated expense will be budgeted annually and billed monthly based upon actual costs for the categories listed below.











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Agreement For Information Management Services                            Page 5


          C. REPORT PRINTING & MAILING

          Report assembly, binding, and shipping costs are allocated on a per-printed-page basis plus actual shipping and mailing costs.

          D. COMMUNICATION COSTS


          E. SOFTWARE USAGE AND INFORMATION SERVICE MANAGEMENT FEES



          3.2.2 Funding of Operating and Management Fees

               Operating costs and management fee expenses are paid on the 10th of each month based upon monthly accruals of estimated annual budget requirements approved by AEtna with quarterly adjustments to true-up the estimate. Detailed operating statements and management reports shall be provided to AEtna on a monthly basis.


3.3  AEtna Designates Information Management Services

     CS shall serve AEtna customers in an information services support role only under the management and control of AEtna. AEtna retains the rights to continue or to terminate services to selected AEtna customers throughout the term of this Agreement.

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Agreement For Information Management Services                            Page 6


     AEtna shall exercise the right to designate levels of information services CS provides to AEtna customers. Service levels include, but are not limited to, the times of day or night AEtna data bases are available.

4. INFORMATION SERVICE PROJECT MANAGEMENT AND STAFF

     4.1  Project Managers

     CS and AEtna shall each appoint a Project Manager, who shall have the authority and responsibility to provide management decisions for his/her respective company provided, the AEtna Project Manager shall have the ultimate authority in all matters relating to means and methods to accomplish marketing, public relations, the setting of objectives and all other administrative or operating aspects relating to the services provided hereunder.

     4.2  General Staffing

     Both AEtna and CS will furnish the staff necessary to accomplish the level of professional service required by this Agreement.


5. RIGHTS TO CORPORATE SYSTEMS TECHNOLOGY

     5.1  All Operations Under Corporate Systems Name

     Operations of the information management service shall at all times be conducted under the name Corporate Systems and all output reports will clearly indicate the name Corporate Systems.

5.2  AEtna Systems and Additional Products

     In the event AEtna develops additional products which are to be operated by CS under this agreement, these products will be defined in writing in the development stage by the Project Managers and retained exclusively for use by AEtna and owned by AEtna.


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Agreement For Information Management Services                            Page 7

5.3  Corporate Systems General Enhancements

     General enhancements, fixes, and upgrades to the total CS package of services will be made available at no additional charge to AEtna at the same time they are released to other customers of CS.

5.4  No Transfer of Corporate Systems Technology

     Corporate Systems shall not, either directly or indirectly, transfer its technology to AEtna during the term of this Agreement except under the specific conditions defined in Section 7.8 Business Termination.


6. EXISTING CS/AETNA ACCOUNTS - OTHER ACCOUNTS NON-AETNA
   COVERAGES

6.1  Explanation of Current Service Relationships




6.2  Other Accounts Non-AEtna Coverages



7. MISCELLANEOUS

     7.1  Performance by Corporate Systems

     CS warrants that the services it will perform pursuant to this Agreement and any products or materials delivered shall be of the highest professional standards and shall meet any specifications agreed to by the parties prior to performance.


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Agreement For Information Management Services                            Page 8


7.2  Indemnification

     7.2.1 Negligent or Wrongful Acts

          Each party shall indemnity the other, except as otherwise provided herein, against all loss, cost or liability including reasonable attorney's fees which the other party may incur as a result of any negligent or wrongful act of the other party, its agents, employees, partners officers.

     7.2.2 CS Conflict With Other Customers

          CS shall indemnify AEtna against any loss, cost or liability including reasonable attorney's fees which AEtna may incur as a result of early termination of this Agreement resulting from any conflict between CS and any of its other customers.

     7.2.3 Patent and Copyright Indemnification

          CS agrees, at its own expense, to hold AEtna harmless and to defend, or settle at its option, any action at law against AEtna arising from a claim that AEtna's use of the product(s) and services provided under this Agreement when used within the scope of this Agreement infringe any patent, trade secret, copyright or other proprietary right. CS shall control the defense of any suit, including appeals, and all negotiations to effect settlement.

7.3  Confidentiality

     All information and data under this Agreement or in connection therewith communicated by one party to the other, shall for the duration of this Agreement and thereafter be treated by the respective recipient of such in-formation and data in the strictest confidence and shall not disclose such in-formation and data to others, except as may be required by law, for accounting purposes, or in respect of regulatory requirements beyond the reasonable control of the party in question.

     Should AEtna disclose to CS certain information which is proprietary to AEtna and/or its affiliated companies, or should CS learn of Aetna proprietary information, CS covenants that such proprietary information will be protected, and CS agrees not to sell or disclose such information to any third party, or use such proprietary information for any purpose other than specifically provided for in this Agreement. Such proprietary information shall include the business affairs and procedures of AEtna and its affiliated companies and all information and data developed and delivered under this Agreement.

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Agreement For Information Management Services                            Page 9

7.4  No Subcontract

     CS shall not subcontract nor permit anyone other than its personnel to perform any of the work service, or other performance required under this Agreement without the prior written consent of AEtna.

7.5  Right to Audit

     CS shall keep and make available for audit and inspection during normal business hours, by AEtna or its agents, all equipment, facilities, documents, books, and records specifically involving the costs, expenses, and operations associated with this Agreement, including time sheets of CS's staff, substantiating the costs of any and all expenditures and receipts.

7.6  Termination

     7.6.1 Ordinary Termination

          AEtna may terminate this Agreement at any time with sixty (60) days prior written notice to CS.

     7.6.2 Termination For Uncured Breach of Agreement

          In the event either party breaches any term or provision of this Agreement and such breach remains uncured for thirty (30) days following receipt of written notice from the other party, then the nondefaulting party may, at its option, terminate this Agreement.

     7.6.3 Orderly Termination

          Upon any termination of this Agreement, each party shall forthwith return to the other all papers, materials, and other properties of the other held by each for purposes of performance under this Agreement. In addition, each party shall assist the other party in orderly termination of this Agreement and the transfer of all aspects hereof, tangible and intangible, as may be necessary for the orderly, nondistupted business continuation of each party.

7.7  Consistency Of Operations Of The Essence

     CS's consistent operations of the information management service are of the essence to AEtna. CS stipulates that in the event of any management change occasioned by merger, buy-out, transfer, or sale of CS ownership units, the new operating management or ownership must agree to assume CS's obligations as defined under this contract at the same operating terms and financial considerations.

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Agreement For Information Management Services                            Page 10

7.8  Business Termination - Technology Transfer to AEtna

     In the event that CS shall cease conducting business in the normal course, become insolvent, make a general assignment for the benefit of creditors, suffer or permit the assignment of a receiver for its business or assets, or shall avail itself of, or become subject to, any proceeding relating to insolvency or the protection of rights of creditors, then (at the option of Aetna) this Agreement shall immediately terminate and any property or rights of AEtna, tangible or intangible, shall forthwith be returned to AEtna.

     In addition, it is agreed that all necessary computer programs, source code (which will include, but not be limited to, program source code, analysis and design specs, data base layouts (physical and logical), file layouts, job control language with procs and sysin, data base and file data, and operating manuals and procedures pertinent to AEtna) data files, training and documentation manuals and other property necessary to the operation of the information management service be transferred to AEtna and placed on computers of AEtna's choice. It is further agreed that compensation for all necessary computer programs shall be equal to the immediately preceding 6 months of software and management fees.

     AEtna may offer employment to CS employees who operated the information management service.

7.9  Force Majeure

     Neither party shall be responsible for delays or failures in performance resulting from acts beyond its control. Such acts shall include but not be limited to acts of nature, strike, lockouts, riots, acts of war, epidemics, governmental regulations superimposed after the fact, fire, communication line failures, power failures, earthquakes, or other disasters. AEtna shall have the right, however, to cancel this Agreement without penalty after a delay of forty-five (45) days due to such acts.

7.10 Status of Employees

     Each party shall at all times be the employer of its personnel engaged in the performance of this Agreement. Such employees shall not be considered to be the agents or employees of the other in any respect. Each party shall arrange directly with such employees for all salary and other payments and for collection and reporting of all taxes, Social Security and pensions. Each party shall provide reasonable amounts of liability insurance covering such employees for damages caused, or contributed to, by its employees, and provide all medical coverage, unemployment insurance, and workmen's compensation insurance and other coverage required by any applicable law or regulation. Each party, if requested by the other, shall provide the other with Cer-



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Agreement For Information Management Services                            Page 11

     tificates of Insurance and copies of policies of insurance reflecting this coverage.

7.11 Compliance With All Laws

     Each party agrees that it shall perform its obligations hereunder in accordance with all applicable laws, rules, and regulations now or hereafter in effect. If any term or provision of this Agreement shall be found to be illegal or unenforceable then, notwithstanding, this Agreement shall remain in full force and effect and such term or provision shall be deemed stricken.

7.12 Time of the Essence

     Time is of the essence as to this Agreement.

7.13 Governing Laws

     This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

7.14 Use Of Name

     Neither party shall use the name of the other in publicity releases, advertising or similar activity without written consent of the other.

7.15 Dispute Resolution

     If a controversy should arise out of this Agreement or the claimed breach thereof, the individuals executing this Agreement on behalf of each party, or their respective successors, will attempt to resolve the matter. In the event that the parties are unable to resolve the dispute through informal discussion, they will participate in mediation in accordance with the Center for Public Resources Model Procedure for Mediation of Business Disputes. In the event that the dispute is not resolved through mediation, the parties will submit the dispute to arbitration. If the parties are unable to agree upon such rules and procedures, the arbitration will be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association. Judgement upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

7.16 Headings Not Controlling

     Headings used in this Agreement are for reference purposes only and shall not be deemed a part of this Agreement.


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Agreement For Information Management Services                            Page 12

7.17 All Amendments In Writing

     No amendment to this Agreement shall be effective unless it is in writing and signed by duly authorized representatives of both parties.

7.18 Assignment

     AEtna may assign in whole or in part any or all of its rights hereunder to its parent corporation or affiliates and subsidiaries, but otherwise neither party shall assign any rights or interest herein without the prior express written consent of the other.

7.19 Notices

     Any notices hereunder shall be in writing and shall be deemed duly given if mailed to the addressee by Certified or Registered Mail, return receipt requested, to the addresses herein designate.

     If to AEtna:        AEtna Casualty and Surety Company
                         National Accounts Department
                         151 Farmington Avenue
                         Hartford, CT 06156


     with copy to: Director - Acquisition Services/CTS, C14D

     If to CS:           Corporate Systems
                         1212 Ross Street
                         P.O. Box 31780
                         Amarillo, Texas 79120


7.20 Entire Agreement

     This Agreement constitutes the entire Agreement between the parties with respect to the subject matter; all prior agreements, representations, statements, negotiations, and undertakings are superseded hereby.

7.21 Survival

     Upon termination of this Agreement, the obligations set forth in Sections 7.2.1, 7.2.2, 7.2.3, 7.3, 7.5, 7.63, 7.8, 7.10, 7.13, 7.15, and 7.19 shall survive.


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Agreement For Information Management Services                            Page 13

IN WITNESS HEREOF, the parties hereto have executed this Agreement as of the day, month, and year written above.


THE AETNA CASUALTY AND SURETY      CORPORATE SYSTEMS
COMPANY                            A Limited Partnership

By:                                By: CSC General Partner Inc.
   ----------------------------         its Sole General Partner

Title:                             By:  [Illegible]
      -------------------------       -------------------------------
                                   Title: President
                                         ----------------------------
AETNA TECHNICAL SERVICES, INC.

By:
   ----------------------------
Title:
      -------------------------























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